                                  SCHEDULE 14A
                                 (RULE 14A-101)
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement            [ ] Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           America Service Group Inc.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified In Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each Class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:



[ ]  Fee paid previously with preliminary materials:

          ----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                           AMERICA SERVICE GROUP INC.

                               105 WESTPARK DRIVE
                                   SUITE 200
                           BRENTWOOD, TENNESSEE 37027

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
America Service Group Inc.:

     The annual meeting of Stockholders of America Service Group Inc. (the "Company") will be held at 105 Westpark Drive, Suite 200, Brentwood, Tennessee, on Wednesday, June 6, 2001, at 10:00 a.m., local time, to consider and vote on:

          1. The election of directors for the ensuing year; and

          2. Such other matters as may properly come before the meeting or any adjournments thereof.

     The close of business on April 12, 2001 has been fixed as the record date for determination of stockholders entitled to notice of, and to vote at, the annual meeting or any adjournments thereof. A list of stockholders entitled to vote at the annual meeting will be maintained during the ten-day period preceding the meeting at the offices of the Company in Brentwood, Tennessee. Your attention is directed to the proxy statement accompanying this notice.

     You are cordially invited to attend the annual meeting in person. EVEN IF YOU PLAN TO ATTEND IN PERSON, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. You may revoke your proxy at any time prior to its use.

                                          By Order of the Board of Directors,

                                          /s/ Jean L. Byassee
                                          --------------------------------------
                                          JEAN L. BYASSEE
                                          Secretary

Brentwood, Tennessee
May 7, 2001

                           AMERICA SERVICE GROUP INC.

                               105 WESTPARK DRIVE
                                   SUITE 200
                           BRENTWOOD, TENNESSEE 37027

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 6, 2001

     This proxy statement is furnished to the holders of shares of the $.01 par value per share common stock of America Service Group Inc. in connection with the solicitation by our Board of Directors of proxies for use at the annual meeting of stockholders to be held at 105 Westpark Drive, Suite 200, Brentwood, Tennessee, on Wednesday, June 6, 2001, at 10:00 a.m. local time, and at any adjournments thereof. In this proxy statement, we sometimes refer to American Service Group as the Company. It is anticipated that this proxy statement and accompanying form of proxy will be first sent to stockholders on or about May 7, 2001.

     The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, some of our officers and employees may solicit proxies in person, by telephone or otherwise. Those officers and employees will not be paid any additional compensation for their solicitation efforts. We may also make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals at the Company's expense.

                               ABOUT THE MEETING

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving a proxy statement and proxy card because you own shares of common stock in America Service Group. This proxy statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the proxy card, you appoint Mr. Michael Catalano and Ms. Jean Byassee as your representatives at the meeting. Mr. Catalano and Ms. Byassee will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change. If an issue comes up for vote at the meeting that is not on the proxy card, Mr. Catalano and Ms. Byasse will vote your shares, under your proxy, in accordance with their best judgment.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Company's annual meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors. No cumulative voting rights are authorized, and dissenters' rights are not applicable to these matters.

WHO IS ENTITLED TO VOTE?

     Only shareholders of record at the close of business on the record date, April 12, 2001, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon. At the close of business on the record date 5,415,655 shares of common stock of the Company were outstanding and entitled to vote at the meeting.

WHO CAN ATTEND THE MEETING?

     All shareholders as of the record date. Registration and seating will begin at 10:00 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Parking is available at the Company's offices.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the Company to conduct its business at the meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted "FOR" the 8 named nominees.

     You may vote in person at the meeting. Written ballots will be passed out to anyone who wants to vote at the meeting. If you hold your shares in "street name" (through a broker or other nominee), you will need to obtain a proxy from your stockbroker in order to vote at the meeting.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

     If your shares are held in street name, your brokerage firm may vote your shares under certain circumstances. These circumstances include certain "routine" matters, such as the election of our 8 nominees for the board of directors. Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine matters, or leave your shares unvoted. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting and for purposes of determining the number of votes required for approval of a matter.

     A brokerage firm cannot vote customers' shares on non-routine matters. Therefore, if your shares are held in street name and you do not vote your proxy, your shares will not be voted on non-routine matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote "FOR" the election of the 8 nominees for the Board of Directors.

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED?

     The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors. Consequently, shares not voted, whether by marking "ABSTAIN" on your proxy card, by broker non-vote (which is described above) or otherwise, have no impact on the election of directors.

     For any other business that may properly come before the meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. Broker non-votes will be counted for purposes of establishing a quorum but will not be counted as votes for or against matters presented for shareholder consideration, thus a broker non-vote will also have the effect of a negative vote.

          INFORMATION AS TO DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

NOMINEES

     The following table sets forth certain information with respect to each nominee for election to the Board of Directors at the 2001 annual meeting. All of the nominees are currently directors of the Company. There is one vacancy on the Board of Directors, resulting from the death of Mr. Scott L. Mercy in May 2000.

                              PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME AND AGE                  (BY THE COMPANY UNLESS OTHERWISE INDICATED)         DIRECTOR SINCE
----------------------------  --------------------------------------------------

Michael Catalano, 49          Chairman of the Board of Directors since July       1998
                              2000; President and Chief Executive Officer since
                              September 1, 1998; Executive Vice President of
                              Development, General Counsel and Secretary of the
                              Company from July 1996 to September 1, 1998;
                              Senior Vice President Planning and Development and
                              Chief Legal Counsel of Magellan Health Services,
                              Inc. from 1989 through February 1996.
William D. Eberle, 77         Chairman of the Executive Committee of the Board    1991
                              of Directors since September 1, 1998; Chairman of
                              the Board of Directors from March 1995 to August
                              1998; Chairman, Manchester Associates, Ltd., an
                              international consulting company, since 1995; of
                              counsel to Kaye Scholer, Fierman, Hays & Handler,
                              a law firm, since 1993; a director of
                              Ampco-Pittsburgh Corporation, Mitchell Energy &
                              Development Corporation, Konover Property Trust
                              and Showscam Entertainment, Inc.
Burton C. Einspruch, M.D.,    Practicing physician since 1966; Clinical           2000
65                            Professor of Psychiatry at Southwestern Medical
                              Center since 1997; director Dallas National Bank
                              since 1996; member of the editorial committee of
                              Texas Medicine since 1992; Chairman, Holocaust
                              Studies Advisory Committee at the University of
                              Texas at Dallas, since 1993; Fellow of the
                              American College of Psychiatrists.
David A. Freeman, 39          Member of Ferrer Freeman Thompson & Co., LLC,       1999
                              which is the General Partner of FFT Partners I,
                              L.P. and FFT Executive Partners I, L.P., each of
                              which is a private investment partnership, since
                              October 1995; member of FFT GP II, LLC, which is
                              the General Partner of FFT Partners II, L.P., a
                              private investment partnership, since October
                              1999; Managing Director of J.P. Morgan & Co.,
                              Inc., an investment banking firm, from September
                              1983 through September 1995; a director of
                              National Specialty Hospitals, Inc., Physician
                              WebLink, Inc., Webmedx, Inc. and Provider Health
                              Net Services, Inc.
Carol R. Goldberg, 70         President, the AVCAR Group, Ltd., a management      1991
                              consulting firm since 1989; President and Chief
                              Operating Officer of The Stop & Shop Companies,
                              Inc., a retail store chain, from 1985 to 1989; a
                              director of The Gillette Company and Inverness
                              Medical Technology, Inc.

Jeffrey L. McWaters, 44       Chairman, President and Chief Executive Officer of  1999
                              Amerigroup Corporation (formerly Americaid, Inc.),
                              a managed health care company, since October 1994;
                              President and Chief Executive Officer of Options
                              Mental Health, a managed mental health care
                              company and a subsidiary of First Hospital
                              Corporation, from 1991 through September 1994.
Richard M. Mastaler, 55       Chairman and Chief Executive Officer of CCN         1999
                              Managed Care, Inc., a managed health care company,
                              since August 1997; Executive Vice
                              President--Mergers and Acquisitions and Product
                              Development of Magellan Health Services, Inc., a
                              managed behavioral health care company, from
                              September 1996 through August 1997; President and
                              Chief Executive Officer of Unilab Corporation, a
                              clinical and pathological laboratory, from April
                              1994 through March 1996.
Richard D. Wright, 55         Chairman of Silicon Medical, a business services    1999
                              provider with Internet-based commerce software
                              serving the healthcare supply segment, since April
                              2000; Chairman, President and Chief Executive
                              Officer of Covation LLC, a provider of software
                              integration and data management services for
                              health care providers and organizations, from
                              December 1998 through March 2001; Co-Founder and
                              Executive Vice President, Corporate Services of
                              PhyCor, Inc., a physician practice management
                              company, from 1997 through December 1998;
                              Executive Vice President of Operations of PhyCor,
                              Inc. from 1988 through 1997.

EXECUTIVE OFFICERS

     The Company's executive officers are Mr. Michael Catalano, the President and Chief Executive Officer, Mr. Gerard F. Boyle, the Executive Vice President and Chief Development Officer, Mr. Bruce A. Teal, the Executive Vice President and Chief Operating Officer, and Mr. S. Walker Choppin, the Senior Vice President and Chief Financial Officer. Information regarding Mr. Catalano is set forth above. Certain information with respect to Messrs. Boyle, Teal and Choppin is set forth below.

     Mr. Gerard F. Boyle, age 46, has served as Executive Vice President and Chief Development Officer of the Company since October 2000. He was Executive Vice President and Chief Operating Officer of the Company from March 1998 through September 2000. Since March 1998, Mr. Boyle has also served as President and Chief Executive Officer of Prison Health Services, Inc., a wholly-owned subsidiary of the Company. Prior to joining the Company in March 1998, he was Vice President of Operations of EMSA Correctional Care, Inc., from September 1996 through February 1998 and Vice President and Administrator of Sales for EMSA Correctional Care, Inc. from July 1994 through August 1996.

     Mr. Bruce A. Teal, age 40, has served as Executive Vice President and Chief Operating Officer of the Company since September 2000. He was Executive Vice President and Chief Financial Officer of the Company from July 1999 through September 2000. He was Senior Vice President and Chief Financial Officer of the Company from February 1998 through June 1999 and Vice President, Controller and Treasurer of the Company from December 1996 through February 1998. From October 1992 through November 1996, he served as Vice President of Financial Operations of Vendell Healthcare, Inc.

     Mr. S. Walker Choppin, age 53, has served as Senior Vice President and Chief Financial Officer of the Company since October 2000. Prior to joining the Company, Mr. Choppin was a Senior Vice President of the Healthcare Banking Group of Bank of America, a position he had occupied since 1985.

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     Set forth below is information with respect to beneficial ownership of the common stock as of April 12, 2001 by each director, certain executive officers and all directors and executive officers as a group.

                                                                              PERCENTAGE OF TOTAL
NAME                                               NUMBER OF SHARES(1)            OUTSTANDING
----                                               -------------------            -----------
Michael Catalano...........................               136,294                     2.5%
William D. Eberle..........................                61,631                     1.1%
Burton C. Einspruch, M.D...................                12,150                       *
David A. Freeman(2)........................             1,477,251                    27.3%
Carol R. Goldberg..........................                37,631                       *
Jeffrey L. McWaters........................                15,750                       *
Richard M. Mastaler........................                18,381                       *
Richard D. Wright..........................                17,592                       *
Gerard F. Boyle............................                93,341                     1.7%
Bruce A. Teal..............................                73,341                     1.4%
S. Walker Choppin..........................                 3,750                       *
All directors and executive officers as a
  group....................................             1,947,148

-------------------------
*   Less than 1%
(1) Includes the following shares subject to options exercisable presently or within 60 days: Mr. Catalano, 117,179 shares; Mr. Eberle, 24,500 shares; Dr. Einspruch, 9,750 shares; Mr. Freeman, 19,500 shares; Ms. Goldberg, 35,000 shares; Mr. McWaters, 15,750 shares; Mr. Mastaler, 15,750 shares; Mr. Wright, 15,750 shares; Mr. Boyle, 85,446 shares; Mr. Teal, 65,446 shares; and all directors and executive officers as a group, 404,071 shares.
(2) Mr. Freeman is deemed to beneficially own the shares of common stock owned by FFT Partners I, L.P. ("FFT Partners") and FFT Executive Partners I, L.P. ("FFT Executive Partners") and the shares of common stock that are issuable to FFT Partners and FFT Executive Partners upon the exercise of warrants to purchase 135,000 shares of common stock. See "Certain Transactions." Consequently, including the 19,500 shares of common stock Mr. Freeman is entitled to receive pursuant to the exercise of stock options, Mr. Freeman would be deemed to beneficially own 27.3% of the outstanding shares of common stock.

                             PRINCIPAL STOCKHOLDERS

COMMON STOCK

     The following table sets forth certain information with respect to the beneficial ownership of the common stock, as of April 12, 2001, by each person who was known by the Company to own beneficially more than 5% of the common stock as of such date, based on information furnished to the Company. Except as otherwise indicated, each person has sole voting and dispositive power with respect to the shares beneficially owned by such person.

                                                                 SHARES
                                                              BENEFICIALLY        % OF SHARES
                      NAME AND ADDRESS                           OWNED            OUTSTANDING
                      ----------------                           -----            -----------
A group comprised of FFT Partners I, L.P.
  and FFT Executive Partners I, L.P.........................   1,477,251(1)          27.3%
Artisan Partners Limited Partnership
  c/o Artisan Investment Corporation
  1000 North Water Street, #1770
  Milwaukee, WI 53202.......................................     479,300(2)           8.9%
A group comprised of J. Carlo Cannell
  D/B/A Cannell Capital Management, Tonga Partners LP,
  Pleiades Investment Partners, LP,
  The Cuttyhunk Fund Limited and Anegada Fund, Ltd.(3)......     405,500(4)           7.5%
A group comprised of Mark E. Brady,
  Robert J. Suttman and Ronald L. Eubel
  777 Washington Village Drive, Suite 210
  Dayton, Ohio 45459........................................     308,965(5)           5.7%
A group comprised of William Hazel
  and Eubel Brady & Suttman Asset
  Management, Inc.
  777 Washington Village Drive, Suite 210
  Dayton, Ohio 45459........................................     284,965(5)           5.3%
Bernie Holtgreive
  777 Washington Village Drive, Suite 210
  Dayton, Ohio 45459........................................     285,125(5)           5.3%

-------------------------
(1) Includes shares of common stock issuable upon exercise of warrants, which FFT Partners and FFT Executive Partners are deemed to beneficially own, and 19,500 shares subject to options exercisable by David A. Freeman which FFT Partners and FFT Executive Partners are deemed to beneficially own. The warrants entitle FFT Partners and FFT Executive Partners to purchase 135,000 shares of common stock.
(2) Based on an amendment to Schedule 13G filed with the SEC on February 9, 2001. According to such amendment, Artisan Partners Limited Partnership and its general partner Artisan Investment Corporation, share the power to vote or to direct the vote and to dispose of or to direct the disposition of the shares of common stock listed above.
(3) The address of J. Carlo Cannell D/B/A Cannell Capital Management and Tonga Partners LP is 600 California Street, Floor 14, San Francisco, California 94108. The address of Pleiades Investment Partners, LP is 6022 West Chester Pike, Newtown Square, Pennsylvania 19073. The address of The Cuttyhunk Fund Limited is 73 Front Street, Hamilton, HM12, Bermuda. The address of Anegada Fund, Ltd. is Harbour Centre, 2nd Floor, George Town, Grand Cayman, Cayman Islands, B.W.I.
(4) Based on an amendment to Schedule 13G filed with the SEC on February 15, 2000.
(5) Based on Amendment No. 2 to a Schedule 13G filed with the SEC on February 14, 2001, Mark E. Brady, Robert J. Suttman and Ronald L. Eubel beneficially own 308,965 shares of common stock, William Hazel and Eubel Brady & Suttman Asset Management, Inc. beneficially own 284,965 shares of common stock and Bernie Holtgreive beneficially owns 285,125 shares of common stock.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and the three most highly compensated executive officers other than the CEO for each of the years 1998 through 2001. The Company has no executive officers other than the individuals named below.

                                        ANNUAL COMPENSATION                        LONG-TERM COMPENSATION
                                        -------------------                        ----------------------
                                                          OTHER ANNUAL   RESTRICTED      STOCK         ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS     COMPENSATION   STOCK ($)    OPTIONS (#)   COMPENSATION(1)
---------------------------  ----    ------     -----     ------------   ---------    -----------   ---------------
Michael Catalano..........   2000   $322,156   $     --     $    --        $   --       30,769          $   --
  Chairman of the Board,     1999    270,192    163,495          --            --       37,347              --
  President and Chief        1998    186,862    187,832          --            --       62,000           3,454
  Executive Officer
Gerard F. Boyle...........   2000   $240,812   $     --     $    --        $   --        5,769          $   --
  Executive Vice             1999    233,538    137,523          --            --       29,454          $   --
  President and Chief        1998    162,413     71,445      29,068(3)         --       85,000           2,500
  Development Officer
Bruce A. Teal.............   2000   $205,823   $     --     $    --        $   --       20,769          $   --
  Executive Vice             1999    182,500    129,311          --            --       39,454              --
  President and Chief        1998    159,259    160,643          --            --       33,000           2,500
  Operating Officer
S. Walker Choppin(2)......   2000   $ 36,600   $     --     $    --        $   --       41,250          $   --
  Senior Vice President
  and Chief Financial
  Officer

-------------------------

(1) Includes matching contributions by the Company to its 401(k) Profit Sharing Plan and life and health insurance premiums paid by the Company on behalf of the named executive officers.
(2) Mr. Choppin became Senior Vice President and Chief Financial Officer of the Company in October 2000.
(3) Represents reimbursement for relocation costs.

STOCK OPTION GRANTS AND VALUES

     The following table sets forth certain information with respect to stock options granted to the named executive officers during 2000 and the potential realizable value of such options.

                                                                                                  POTENTIAL
                                                                                                  REALIZABLE
                                                                                               VALUE AT ASSUMED
                                NUMBER OF                                                      ANNUAL RATES OF
                                SECURITIES     % OF TOTAL                                        STOCK PRICE
                                UNDERLYING    OPTIONS/SARS                                     APPRECIATION FOR
                                 OPTIONS/      GRANTED TO     EXERCISE                           OPTION TERM
                               SARS GRANTED   EMPLOYEES IN   BASE PRICE       EXPIRATION         -----------
NAME                                #         FISCAL YEAR      ($/SH)            DATE         5% ($)    10% ($)
----                           ------------   -----------      ------            ----         ------    -------
Michael Catalano.............     30,769          6.8%        $15.6250       May 17, 2010     302,355    766,197
Gerald F. Boyle..............      5,769          1.3%        $15.6250       May 17, 2010      56,690    143,657
Bruce A. Teal................     20,769          4.6%        $15.6250       May 17, 2010     204,089    517,181
S. Walker Choppin............     41,250          9.2%        $20.0000    September 13, 2005  227,948    504,075

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table sets forth certain information with respect to option exercises by the named executive officers during 2000 and the value of options owned by the named executive officers at December 31, 2000.

                                                                          NUMBER OF
                                                                    SECURITIES UNDERLYING    VALUE OF UNEXERCISED
                                                                     UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS
                                                                        AT FY-END (#)          AT FY-END ($)(1)
                                       SHARES                           -------------          ----------------
                                    ACQUIRED ON        VALUE            EXERCISABLE/             EXERCISABLE/
NAME                                EXERCISE (#)    REALIZED ($)        UNEXERCISABLE           UNEXERCISABLE
----                                ------------    ------------        -------------           -------------
Michael Catalano..................       --              --            106,923/83,193         1,241,411/835,007
Gerard F. Boyle...................       --              --             83,523/36,700         1,133,167/335,106
Bruce A. Teal.....................       --              --             58,523/51,700           752,779/427,004
S. Walker Choppin.................       --              --                  0/41,250                 0/123,750

-------------------------

(1) Based on the closing price of the common stock on the Nasdaq National Market System on April 12, 2001 of $23.00 per share.

EMPLOYMENT AGREEMENTS

     On September 1, 1998, Mr. Catalano and the Company entered into an amended and restated employment agreement pursuant to which Mr. Catalano would serve as President and Chief Executive Officer of the Company. Mr. Catalano's employment agreement establishes a minimum annual base salary of $190,000 and such additional compensation as may be determined by the Incentive Stock and Compensation Committee from time to time. Pursuant to his employment agreement, on July 12, 1996, the Company awarded Mr. Catalano options to purchase 60,000 shares of common stock at an exercise price of $13.125 per share under the Company's Amended Incentive Stock Plan. The stock options vest ratably on each of the succeeding three anniversaries of the date of the options and are exercisable for a period of ten years from the date of the grant. Upon termination without cause or a change of control of the Company, all unexercised stock options granted to Mr. Catalano under the Company's Amended Incentive Stock Plan will accelerate and immediately vest. Also, in the event of termination as a result of death or disability, termination without cause or termination following a change in control of the Company, Mr. Catalano, or his estate, is entitled to two-year's compensation plus an amount equal to the incentive compensation that Mr. Catalano would have earned in the year of termination, not to be less than 45% of Mr. Catalano's annual base salary on the date of termination. Mr. Catalano is subject to non-competition and confidentiality agreements following termination. Mr. Catalano's employment agreement provides for perpetual employment until terminated by appropriate written notice by either party and requires that the Board of Directors shall take all necessary actions to ensure that Mr. Catalano is slated as a management nominee to the Board during his employment.

     On February 12, 1998, Gerard F. Boyle entered into an employment agreement with the Company pursuant to which he was appointed Executive Vice President and Chief Operating Officer of the Company. Mr. Boyle's employment agreement establishes a minimum annual salary of $180,000 and such additional compensation as may be determined by the Incentive Stock and Compensation Committee from time to time. Mr. Boyle's employment agreement provides for perpetual employment until terminated by either party upon thirty days notice. If there is a change of control of the Company, all unexercised stock options granted to Mr. Boyle under the Company's Amended Incentive Stock Plan shall accelerate and immediately vest. Also, in the event of a termination without cause, including termination following a change in control, Mr. Boyle's options shall vest and his annual base salary as of the date of his termination shall be continued for one year following such termination date. Mr. Boyle is subject to non-competition and confidentiality agreements following termination. In October 2000, Mr. Boyle became Chief Development Officer of the Company. His employment agreement was not amended in connection with his assumption of such office.

     On February 20, 1998, Bruce Teal entered into an employment agreement with the Company pursuant to which he was appointed Senior Vice President and Chief Financial Officer of the Company. Mr. Teal had been serving as Vice President, Controller and Treasurer of the Company since December 1996; however, the Company and Mr. Teal had not entered into an employment agreement for his service in that capacity. Mr. Teal's employment agreement establishes a minimum annual salary of $160,000 and such additional compensation as may be determined by the Incentive Stock and Compensation Committee from time to time. Mr. Teal's employment agreement provides for perpetual employment until terminated by either party upon thirty days notice. If there is a change of control of the Company, all unexercised stock options granted to Mr. Teal under the Company's Amended Incentive Stock Plan shall accelerate and immediately vest. Also, in the event of a termination without cause, including termination following a change in control, Mr. Teal's options shall vest and his annual base salary as of the date of his termination shall be continued for one year following such termination date. Mr. Teal is subject to non-competition and confidentiality agreements following termination. In October 2000, Mr. Teal became Chief Operating Officer of the Company. His employment agreement was not amended in connection with his assumption of such office.

     On October 10, 2000, S. Walker Choppin entered into an employment agreement pursuant to which he was appointed Senior Vice President and Chief Financial Officer of the Company. Mr. Choppin's employment agreement establishes a minimum annual salary of $193,800 and such additional compensation as may be determined by the Incentive Stock and Compensation Committee from time to time. Mr. Choppin's employment agreement provides for perpetual employment until terminated by either party upon thirty days notice. If there is a change of control of the Company, all unexercised stock options granted to Mr. Choppin under the Company's Amended Incentive Stock Plan shall accelerate and immediately vest. Also, in the event of a termination without cause, including termination following a change in control, Mr. Choppin's options shall vest and his annual base salary as of the date of his termination shall be continued for one year following such termination date. Mr. Choppin is subject to non-competition and confidentiality agreements following termination.

COMPENSATION OF DIRECTORS

     During 2000, the Company granted each non-employee director options to purchase 6,000 shares of common stock at an exercise price of $15.625 per share for serving on the Board and its committees. Mr. Scott L. Mercy, the Chairman of the Board of Directors of the Company from January through May 2000, was also paid $12,000 for services which he provided to the Company during 2000. Directors who are also employees of the Company receive no additional compensation from the Company for attendance at Board or committee meetings. Under the terms of the Company's Amended Incentive Stock Plan, any person who is not an employee or independent contractor of the Company and who becomes a director will receive an option to purchase 15,000 shares of the common stock at an exercise price equal to the fair market value of the common stock on the date such person becomes a director. Such options will vest with respect to 25% of the shares covered thereby on each successive anniversary of the date of grant.

                              CERTAIN TRANSACTIONS

     David A. Freeman, a director of the Company, is a member of Freer Freeman Thompson & Co., LLC (FFT). On January 26, 1999, the Company entered into a Securities Purchase Agreement and certain other agreements with Health Care Capital Partners, L.P. (now known as FFT Partners) and Health Care Executive Partners, L.P. (now known as FFT Executive Partners), private investment partnerships whose general partner is FFT, pursuant to which the Company issued to such entities (i) $15.0 million aggregate principal amount of the Company's 12% Subordinated Convertible Bridge Notes due January 26, 2000 (the "Notes") with two detachable Warrants (the "Warrants") to purchase an aggregate of 135,000 shares of common stock and (ii) 50,000 shares of preferred stock for aggregate consideration of $20.0 million. Pursuant to the Securities Purchase Agreement, the Company paid FFT an advisory fee of $1,000,000 in connection with the Company's acquisition of EMSA Governmental Services, Inc. during 1999. On July 2, 1999, the Company redeemed $7.5 million aggregate principal amount of the Notes. On August 30, 1999, the Company converted the remaining Notes outstanding into 75,000 shares of preferred stock. On February 5, 2001, the Company converted all shares of preferred stock outstanding into an aggregate of 1,322,751 shares of common stock. FFT Partners and FFT Executive Partners currently own 1,322,751 shares of the common stock and the

Warrants. Mr. Freeman is deemed to beneficially own the 1,322,751 shares of common stock and Warrants currently owned by FFT Partners and FFT Executive Partners.

     On the January 26, 1999, the Board of Directors appointed Mr. Freeman to the Board of Directors, pursuant to a provision of the Securities Purchase Agreement which obligated the Company to appoint a designee of FFT Partners and FFT Executive Partners to the Board of Directors on the date of the closing of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company increased the number of members of the Board of Directors to nine and nominated designees of FFT Partners and FFT Executive Partners to three of the nine directorships. FFT Partners and FFT Executive Partners designated Mr. Freeman, Richard D. Wright and Jeffrey L. McWaters as its nominees. Messrs. Freeman, Wright and McWaters were elected to the Board of Directors by the Company's Stockholders at the Company's 1999 annual meeting. FFT has a 15% ownership interest in Amerigroup Corporation of which Mr. McWaters is Chairman, President and Chief Executive Officer. The Company has entered into an advisory service agreement with FFT pursuant to which the Company may pay FFT up to $300,000 in consideration of FFT's provision of financial advisory services to the Company.

     The Company's 1999 Incentive Stock Plan includes a share purchase program pursuant to which the Company's Incentive Stock and Compensation Committee may offer a key employee or non-employee director the right to purchase shares of common stock at fair market value on the date of purchase. The 1999 Incentive Stock Plan also permits the Incentive Stock and Compensation Committee to grant options to purchase shares of common stock to persons who are permitted to purchase shares of common stock. The Incentive Stock and Compensation Committee may grant options to purchase not less than two times the number of shares of common stock purchased and not more than three times the number of shares purchased. The exercise price for options awarded to participants in the share purchase program may not be less than the greater of the fair market value of a share of common stock on the date the option is granted and $9.45. The options awarded to participants in the share purchase program are subject to vesting requirements and to forfeiture under the circumstances described in the 1999 Incentive Stock Plan.

     Pursuant to the 1999 Incentive Stock Plan, the Incentive Stock and Compensation Committee may cause the Company to extend a loan to a key employee or non-employee director to permit the key employee or non-employee director to purchase shares of common stock under the Plan. Any such loan must have a principal amount that is no less than $7,500 and no more than $150,000 for key employees and $37,500 for outside directors. The term of any such loan shall be fixed and shall be set by the Incentive Stock and Compensation Committee acting in its absolute discretion. The loans bear interest at a published rate specified in the Plan. No share of common stock purchased with the proceeds of a loan extended pursuant to the Plan may be transferred by the key employee or the non-employee director until the principal amount of and any accrued interest on such loan is repaid in full; provided, however, that such shares may be sold to repay the loan, as determined by the Incentive Stock and Compensation Committee acting in its discretion. The aggregate principal amount of all loans outstanding under the 1999 Incentive Stock Plan to key employees and non-employee directors on any date shall not exceed $1,300,000. Upon the termination of the key employee's employment for any reason or upon the termination of director's service as such for any reason, such loan shall become due and payable in full within six months following the date of his or her termination.

     During 2000, S. Walker Choppin purchased shares of common stock from the Company with a loan extended by the Company pursuant to the 1999 Incentive Stock Plan. The loan bears interest at 6.0% per annum, has a five-year term and is secured by the shares of common stock purchased with the proceeds of the loan. During 1999, Michael Catalano, Gerard F. Boyle and Bruce A. Teal purchased shares of common stock from the Company with loans extended by the Company pursuant to the 1999 Incentive Stock Plan. The loans bear interest at 5.8% per annum, have a five-year term and are secured by the shares of common stock purchased with the proceeds of the loan. The maximum amount of the loans outstanding during 2000 is as follows: Michael Catalano--$149,995.50; Gerard F. Boyle--$112,503.75; Bruce A. Teal--$112,503.75; and S. Walker Choppin--$75,000.

            REPORT OF THE INCENTIVE STOCK AND COMPENSATION COMMITTEE

     The Incentive Stock and Compensation Committee (the "Committee") of the Board of Directors consists of three non-employee members of the Board of Directors. Ms. Carol R. Goldberg serves as Chair of the Committee. The other members are Messrs. Wright and Mastaler.

EXECUTIVE COMPENSATION POLICIES

     Generally, the Company's executive compensation program is designed to be competitive with that offered by other companies against which the Company competes for executive resources. At the same time, the Company links a significant portion of executive compensation to the achievement of the Company's short- and long-term financial and strategic objectives and to the performance of the common stock. The Company's executive compensation program consists of three primary elements: base salary; annual incentive bonuses; and stock options or other stock benefits. Base salary is intended to be competitive in the marketplace. However, although the Committee considers competitive data, salaries are determined subjectively by the Committee rather than by reference to any specific target group of companies. Base salary is reviewed at least annually and adjusted based on changes in competitive pay levels, the executive's performance as measured against individual, business group, and Company-wide goals, as well as changes in the executive's role in the Company. The Committee awards incentive bonuses to the named executive officers based on the achievement of certain targets and objectives that are set at the beginning of each year. The Company does not make annual stock option or other stock benefit grants to all executives. Rather, the Committee determines each year which, if any, executives will receive benefits, based on individual performance and each executive's existing stock option position.

EXECUTIVE OFFICER COMPENSATION

     The Company has entered into an employment agreement with each of the named executive officers. The base compensation, incentive bonus and stock option arrangements included in the employment agreements were determined by arm's-length negotiations between the Committee and other members of the Board of Directors and such individuals. The Committee believes that the specific base compensation, incentive bonus and stock option arrangements included in the employment agreements were necessary to attract and retain management of the caliber sought by the Board. Future adjustments of such arrangements will be made in accordance with the general principles outlined above.

     Pursuant to the Company's 2000 incentive compensation plan, the Committee established ranges for the executive bonus pool based upon performance goals for net income and net new business (exclusive of acquisitions) actually realized during the calendar year. The bonus pool was to have been funded by earnings generated in excess of the established goals. The Company's executive officers were entitled to earn up to 200% of their annual base salary to the extent that the Company exceeded all goals established for 2000. The Company did not exceed its performance goals for the year; and, therefore, no executive officers were paid bonuses in 2000.

COMPENSATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER

     Michael Catalano has served as President and Chief Executive Officer of the Company since September 1, 1998 The terms of Mr. Catalano's employment agreement were approved by the Committee during 2000. The Company did not pay Mr. Catalano a bonus in 2000.

     This report by the Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such Acts.

                                                     Respectfully submitted by
                                                     The Incentive Stock and
                                                     Compensation Committee:

                                                     CAROL R. GOLDBERG, Chair
                                                     RICHARD D. WRIGHT
                                                     RICHARD M. MASTALER

                   INCENTIVE STOCK AND COMPENSATION COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Incentive Stock and Compensation Committee at any time during the last fiscal year served as an officer of, or was employed by, the Company. Furthermore, none of the executive officers of the Company currently serves as a director or member of the compensation committee of any other entity or any other committee of the board of directors of another entity performing similar functions.

                               PERFORMANCE GRAPH

     The following graph sets forth the total return (stock price plus dividends) on a $100 investment in each of (i) the Company's common stock, (ii) the Wilshire 5000 Index and (iii) the NASDAQ Health Care Services Index, from December 31, 1995 through December 31, 2000.

                           AMERICA SERVICE GROUP INC.

                            STOCK PERFORMANCE GRAPH

                            CUMULATIVE TOTAL RETURN
         BASED UPON AN INITIAL INVESTMENT OF $100 ON DECEMBER 31, 1995
                           WITH DIVIDENDS REINVESTED

                                                                                                         NASDAQ HEALTH SERVICES
                                               AMERICA SERVICE GROUP INC.         WILSHIRE 5000                   INDEX
                                               --------------------------         -------------          ----------------------
1995                                                      100                          100                         100
1996                                                      134                          121                         100
1997                                                      198                          159                         102
1998                                                      170                          197                          87
1999                                                      197                          243                          70
2000                                                      341                          217                          96

                             ELECTION OF DIRECTORS
                               ("PROPOSAL NO. 1")

     The Board has nominated the eight nominees listed above to serve as a directors until the next annual meeting of stockholders in 2002 or until their successors are elected and qualified. Each of the nominees is currently a member of the Board of Directors. Each nominee has consented to serve on the Board until the next annual meeting of stockholders or until his or her successor is duly elected and qualified. If any of the nominees should be unable to serve for any reason (which management has no reason to anticipate at this time), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies in the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or eliminate the vacancy. The affirmative vote of a plurality of votes entitled to be cast by the holders of all shares of common stock that are present in person or by proxy and entitled to vote at the 2001 annual meeting is required to elect the persons nominated.

     Mr. Catalano, the President and Chief Executive Officer of the Company, has entered into an employment agreement with the Company that requires, among other things, that the Board, during the term of such employment agreement, take all necessary steps to ensure that Mr. Catalano is slated as a management nominee to the Board. See "Executive Compensation--Employment Agreements."

     The Board of Directors recommends a vote "FOR" each nominee for director.

                             ADDITIONAL INFORMATION

PROPOSALS FOR 2002 MEETING

     The Company anticipates that its 2002 annual meeting will be held during May 2002. Accordingly, any proposal of stockholders that is intended to be presented at the Company's 2002 annual meeting of Stockholders must be received at the Company's principal executive offices no later than December 31, 2001 and must comply with all other applicable legal requirements in order to be included in the Company's proxy statement and form of proxy for that meeting. The Company will have the right to confer upon the persons named in its proxy cards for the Company's 2002 annual meeting discretionary authority to vote on any stockholder proposal that is not received at the Company's principal executive offices by March 20, 2002.

COMMITTEE AND MEETINGS

     The Board of Directors of the Company held seven meetings during the year ended December 31, 2000. The Audit Committee, which consists of Messrs. Freeman, Eberle and Ms. Goldberg, held six meetings during 2000. The functions of the Audit Committee are (i) to recommend the appointment of the Company's independent accountants, (ii) to meet periodically with the Company's management and its independent accountants on matters relating to the annual audit, internal controls, and accounting principles of the Company, and the Company's financial reporting and (iii) to review potential conflict of interest situations, where appropriate. The Audit Committee has adopted a charter, a copy of which is attached to the proxy statement as Appendix A. The members of the Audit Committee have been determined to be independent in accordance with the requirements of The Nasdaq Stock Market, Inc. The Incentive Stock and Compensation Committee, which during 2000 consisted of Ms. Goldberg and Messrs. Wright and Mastaler, held four meetings during 2000. The functions of the Incentive Stock and Compensation Committee are (i) to monitor compensation of all management staff, (ii) to review and approve compensation of the Chief Executive Officer and to offer advice and guidance concerning the compensation of other senior management and (iii) to administer the Company's Amended Incentive Stock Plan and the Employee Stock Purchase Plan. The Executive and Nominating Committee, which consists of Messrs. Eberle and Freeman, did not meet during 2000. The function of the Executive and Nominating Committee is to exercise all powers and authority of the Board of Directors in the management of the business and affairs of the Company except as may be limited by the Delaware General Corporation Law and to nominate individuals for election to the Board of Directors. Although the Executive and Nominating Committee has not adopted formal procedures for the submission of stockholders' recommendations for nominees for Board membership, such recommendations may be made by submitting the names and other pertinent information in writing to: Chairman of the Executive and Nominating Committee, America Service Group Inc., 105 Westpark Drive, Suite 200, Brentwood, Tennessee 37207. Any such submissions must be received by the Company no later than December 31, 2001. During 2000, each director, except Mr. McWaters, attended more than 75% of all meetings of the Board of Directors and the committees on which he or she served.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by law to furnish the Company copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received and representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during 2000, except that William D. Eberle, a director, inadvertently failed to file on a timely basis reports on Form 4 with respect to two transactions.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company retained Ernst & Young LLP ("E&Y") to serve as the Company's independent auditors with respect to the audit to its financial statement for the year ended December 31, 2000. The Company anticipates that it will retain E&Y to audit its financial statements for the year ended December 31, 2001. A representative of E&Y will be present at the 2001 annual meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions by stockholders.

AUDIT FEES

     The aggregate fees billed by E&Y for professional services rendered for the audit of the Company's financial statements for the year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal 2000 were $198,743.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by E&Y or any of its affiliates for professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

     The aggregate fees billed by E&Y or any of its affiliates for professional services rendered to the Company, other than the fees for services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2000 were $349,436. These fees were billed for the following services: due diligence services relating to acquisition transactions; and tax outsourcing, return and consulting services.

                         REPORT OF THE AUDIT COMMITTEE

     The Company's Audit Committee is responsible for, among other things, reviewing with E&Y, the Company's independent auditors, the scope and results of their audit engagement. In connection with the fiscal 2000 audit, the Audit Committee has:

     - reviewed and discussed with management the Company's audited financial statements to be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000,

     - discussed with E&Y the matters required by Statement of Accounting Standards No. 61, as amended,

     - considered whether the provision of non-audit services by E&Y is compatible with maintaining the independent auditor's independence, and

     - received from and discussed with E&Y the communications from E&Y required by Independence Standards Board Standard No. 1 regarding E&Y's independence.

     Based on the review and the discussions described above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     The Audit Committee has adopted a charter, a copy of which is attached to the proxy statement as Appendix A. The members of the Audit Committee have been determined to be independent in accordance with the requirements of The Nasdaq Stock Market, Inc.

                                                     The Audit Committee

                                                     DAVID A. FREEMAN, Chair
                                                     WILLIAM D. EBERLE
                                                     CAROL R. GOLDBERG

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The Company's audited financial statements, supplementary financial information, management's discussion and analysis of financial condition and results of operations and quantitative and qualitative disclosures about market risk are incorporated herein by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 2000, a copy of which is being mailed with this proxy statement.

                                                                      APPENDIX A

                           AMERICA SERVICE GROUP INC.
                               BOARD OF DIRECTORS

                                    CHARTER
                                       OF
                                AUDIT COMMITTEE

I. ORGANIZATION

     The Audit Committee (the "Committee") of the Board of Directors shall be comprised of three directors who are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All Committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

II. STATEMENT OF POLICY

     The Committee shall provide assistance to the directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of the Company's financial statements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

III. RESPONSIBILITIES

     In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the Committee will:

     - Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

     - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

     - Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Committee, as the shareholders' representatives who have the ultimate authority in deciding to engage, evaluate and, if appropriate, terminate their services.

     - Review with the independent auditors, the Company's internal auditor, if any, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more details controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review Company policy statements to determine their adherence to the code of conduct.

     - Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

     - Inquire of management and the independent auditors about significant risks or exposures and assess the steps that management has taken to minimize such risks to the Company.

     - Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements and discuss any other matters required to be communicated to the Committee by the auditors. The chair of the Committee may represent the entire Committee for purposes of this review.

     - Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

     - Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

     - Review accounting and financial human resources and succession planning within the Company.

     - Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors' meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).

     - On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

     - Review the report of the Committee in the annual report to shareholders and the annual report on Form 10-K disclosing whether or not the Committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements.

     - Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

     - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     - Review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

                           AMERICA SERVICE GROUP INC.
                                      PROXY
                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 6, 2001


         The undersigned hereby appoints MICHAEL CATALANO and JEAN L. BYASSEE and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of stock of America Service Group Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Wednesday, June 6, 2001, at 10:00 a.m., local time, at the offices of America Service Group Inc., 105 Westpark Drive, Suite 200, Brentwood, Tennessee 37207, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.


                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

Fold and Detach Here

                                          Please mark your votes as indicated in
                                          this example         [X]


         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE PROPOSALS.


1.       To elect eight (8) directors:      Michael Catalano, William D. Eberle,
                                            Burton C. Einspruch, M.D., David A.
                                            Freeman, Carol R. Goldberg, Jeffrey
                                            L. McWaters, Richard M. Mastaler,
                                            Richard D. Wright

                                            (INSTRUCTIONS: TO WITHHOLD AUTHORITY
                                            TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                                            STRIKE A LINE THROUGH THE NOMINEE'S
                                            NAME IN THE LIST ABOVE.)


             [ ]  FOR ALL NOMINEES          [ ] WITHHOLD AUTHORITY
                  (except as marked to          to vote for all nominees listed
                  the contrary)

2. In the discretion of the proxies, on any other matter than may properly come before the meeting or any adjournment thereof.


                                            Date:                           2001
                                                 --------------------------

                                            ------------------------------------
                                               Signature(s) of Shareholder(s)



                                            Please sign exactly as your name or
                                            names appear hereon. Where more than
                                            one owner is shown above, each
                                            should sign. When signing in a
                                            fiduciary or representative
                                            capacity, please give full title. If
                                            this proxy is submitted by a
                                            corporation, it should be executed
                                            in the full corporate name by a duly
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.

                                            PLEASE COMPLETE, DATE AND SIGN THIS
                                            PROXY AND RETURN IT PROMPTLY IN THE
                                            ENCLOSED ENVELOPE, WHETHER OR NOT
                                            YOU PLAN TO ATTEND THE ANNUAL
                                            MEETING. IF YOU ATTEND THE MEETING,
                                            YOU MAY VOTE IN PERSON IF YOU WISH,
                                            EVEN IF YOU HAVE PREVIOUSLY RETURNED
                                            YOUR PROXY.